AMENDMENT

TO THE AGENCY AGREEMENT

THIS AMENDMENT dated September 24, 2024 and effective as of August 22, 2024 (the “Amendment”) hereby amends the Global Securities Lending Agency Agreement as previously amended (the “Agency Agreement”), between JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, and Undiscovered Managers Funds (each, a “Trust”, and, collectively, the “Trusts”), each a registered management investment company organized and existing under the laws of Delaware, Massachusetts, or Maryland, each on behalf of their series portfolios listed as corresponding to such Trust’s name on Exhibit A severally and not jointly, (each series portfolio, a “Lender” and collectively, the “Lenders”) and Citibank, N.A. (“Agent”) (collectively, the “Parties”). All capitalized terms used but not defined herein shall have the meaning given to them in the Agency Agreement.

WHEREAS, Lender wishes to amend the Agency Agreement to add additional borrowers; and,

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	Schedule I

Schedule I of the Agency Agreement is hereby deleted in its entirety and replaced with the Amended Schedule I attached hereto.

2.	Exhibit A

Exhibit A to the Agency Agreement is hereby deleted in its entirety and amended with the Exhibit A attached hereto to update Lender fund names under the Agency Agreement.

3.	Miscellaneous

(a)

This Amendment supplements and amends the Agency Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agency Agreement or any provisions of the Agency Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b)

Each reference to the Agency Agreement in that document and in every other agreement, contract or instrument to which the Parties are bound, shall hereafter be construed as a reference to the Agency Agreement as separately amended by this Amendment. Except as provided in this Amendment, the provisions of the Agency Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by each Party hereto.

(c)	Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

(d)	This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

[signature page follows]

CITIBANK, N.A., Agent			Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ William Mascaro		By:	/s/ Shannon M. Gaines
	Name:	William Mascaro		Name:	Shannon M. Gaines
	Title:	Managing Director		Title:	Assistant Treasurer

Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

			By:	/s/ Shannon M. Gaines
				Name:	Shannon M. Gaines
				Title:	Assistant Treasurer

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

			By:	/s/ Shannon M. Gaines
				Name:	Shannon M. Gaines
				Title:	Assistant Treasurer

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

			By:	/s/ Shannon M. Gaines
				Name:	Shannon M. Gaines
				Title:	Assistant Treasurer

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

			By:	/s/ Shannon M. Gaines
				Name:	Shannon M. Gaines
				Title:	Assistant Treasurer

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

AMENDED Schedule I

(Amended as of [    2024])

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

SECURITIES LENDING BORROWERS

Lender: JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, Undiscovered Managers Funds on behalf of each of their series listed on Exhibit A severally and not jointly

MSLA	Borrower Name
[Redacted]

GMSLA	[Redacted]

Additions to the GMSLA as of the effective date of the agreement: [Redacted]

AMSLA	[Redacted]

1.

By choosing Citigroup Global Markets Inc. (“CGMI”) or Citigroup Global Markets Limited (“CGML”) as an approved borrower, you acknowledge that such entity is an affiliate of Citibank, N.A. (“Citibank”).

2.

By choosing Citibank as an approved borrower, you agree that, from time to time, Citibank may (1) borrow securities for its own proprietary transactions or (2) borrow securities from you, and on-lend them to other borrowers as riskless principal/conduit lender. As to only these loans, the Agent shall have all the rights and obligations of the Borrower as set forth in the Lending Agreements, provided however that:

With respect to loans made pursuant to (1) above, Citibank acknowledges and agrees that such loans:

(a)	shall be made pursuant to terms and conditions substantively equivalent to the terms and conditions of loans with other Borrowers under the Lending Agreement; and

(b)	shall be made at rates and pricing equal to or better than rates or pricing negotiated with other borrowers for a similarly structured loan.

With respect to loans made pursuant to (2) above:

(a)	Citibank will do so only upon receipt of a request by a potential borrower (which may include entities affiliated with Citibank), and not for its own account.

(b)	Citibank will only do so if a potential borrower is not on your list of approved borrowers (such a borrower, a “non-approved borrower”).

(c)

Citibank will only do so if, at the time that a non-approved borrower offers to borrow the same securities from Citibank, we have not received nor have actual knowledge of an offer to borrow the same securities from an approved borrower.

(d)	You acknowledge that Citibank will be compensated by means of a spread between the fees paid to you by Citibank and the fees charged by Citibank to the ultimate borrower.

(e)

You confirm that you are not a fund or plan subject to the Employee Retirement Income Security Act of 1974 (ERISA), are not an affiliate of Citibank under section 23A of the Federal Reserve Act, and that no Citibank affiliate has investment discretion over the assets to be lent (unless specific authorization exists under Applicable Law).

(f)	Loans are not currently being made pursuant to (2) and Citibank will notify Lender if it intends to propose a Loan to be made under (2).

Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Shannon M. Gaines
	Name:	Shannon M. Gaines
	Title:	Assistant Treasurer

Dated as of: September 24, 2024

Exhibit A

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

LIST OF DESIGNATED ACCOUNTS

Registered Investment Company	Fund Name	Custody Account Number(s)
J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMorgan Mid Cap Value Fund	[REDACTED]
J.P. Morgan Mutual Fund Investment Trust	JPMorgan Growth Advantage Fund	[REDACTED]
JPMorgan Institutional Trust	JPMorgan Core Bond Trust	[REDACTED]
JPMorgan Trust I	JPMorgan California Tax Free Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Corporate Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Diversified Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Emerging Markets Debt Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Emerging Markets Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Europe Dynamic Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Floating Rate Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Global Allocation Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Global Bond Opportunities Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Hedged Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Income Builder Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan International Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan International Focus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Developed International Value Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Managed Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Mid Cap Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan National Municipal Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan New York Tax Free Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Research Market Neutral Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Short Duration Core Plus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Small Cap Blend Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Small Cap Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2020 Fund[1]	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2025 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2030 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2035 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2040 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2045 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2050 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2055 Fund	[REDACTED]

[1]	To be reorganized into the JPMorgan SmartRetirement Income Fund on or about April 25, 2025.

JPMorgan Trust I	JPMorgan SmartRetirement 2060 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2020 Fund[2]	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2025 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2030 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2035 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2040 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2045 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2050 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2055 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2060 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Strategic Income Opportunities Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Tax Aware Real Return Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Total Return Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Applied Data Science Value Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. GARP Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Large Cap Core Plus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Research Enhanced Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Small Company Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Sustainable Leaders Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Value Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Unconstrained Debt Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Value Advantage Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Core Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Core Plus Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Equity Income Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Equity Index Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Government Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan High Yield Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Large Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Large Cap Value Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Mid Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Mortgage-Backed Securities Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Short Duration Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Short-Intermediate Municipal Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Small Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Small Cap Value Fund	[REDACTED]
JPMorgan Trust II	JPMorgan SMID Cap Equity Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Tax Free Bond Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Emerging Markets Research Enhanced Equity Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Equity Premium Income Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Hedged Equity 2 Fund	[REDACTED]

[2]	To be reorganized into the JPMorgan SmartRetirement Blend Income Fund on or about April 25, 2025.

JPMorgan Trust IV	JPMorgan Hedged Equity 3 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan International Hedged Equity Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Macro Opportunities Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Preferred and Income Securities Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan SmartRetirement 2065 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan SmartRetirement Blend 2065 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Ultra-Short Municipal Fund	[REDACTED]
Undiscovered Managers Funds	Undiscovered Managers Behavioral Value Fund	[REDACTED]